UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT-TERM BOND FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 40.7%
CONSUMER DISCRETIONARY - 1.8%
Automobiles - 0.9%
Daimler Finance NA LLC, Senior Notes	0.894%	3/28/14	$1,400,000	$1,403,875	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.905%	1/9/15	1,240,000	1,245,564	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,124,562	(a)
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,158,560	(a)

Total Automobiles				4,932,561

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	2,100,000	2,113,001

Household Durables - 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	173,051

Media - 0.5%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	690,000	734,150
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,119,334
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,009,706

Total Media				2,863,190

TOTAL CONSUMER DISCRETIONARY				10,081,803

CONSUMER STAPLES - 3.9%
Beverages - 1.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,231,539
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,435,985
Coca-Cola Co., Senior Notes	0.231%	3/14/14	1,890,000	1,890,274	(b)
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,210,612

Total Beverages				9,768,410

Food & Staples - 0.2%
General Mills Inc., Senior Notes	0.875%	1/29/16	960,000	963,906

Food & Staples Retailing - 0.4%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	791,655
Kroger Co., Notes	3.900%	10/1/15	80,000	85,535
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,480,610

Total Food & Staples Retailing				2,357,800

Food Products - 0.9%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	751,802
Mondelez International Inc., Senior Notes	2.625%	5/8/13	2,460,000	2,464,822
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,750,000	1,745,933

Total Food Products				4,962,557

Tobacco - 0.6%
Altria Group Inc., Senior Notes	8.500%	11/10/13	430,000	450,583
Altria Group Inc., Senior Notes	9.250%	8/6/19	190,000	265,177
Philip Morris International Inc.	5.650%	5/16/18	940,000	1,129,983
Philip Morris International Inc., Notes	4.875%	5/16/13	1,400,000	1,407,825

Total Tobacco				3,253,568

TOTAL CONSUMER STAPLES				21,306,241

ENERGY - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	1,000,000	1,063,852
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	200,738
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,402,749
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,456,919
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	890,000	956,429
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,765,408
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,816,750

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Phillips 66 Co., Senior Notes	1.950%	3/5/15	$1,000,000	$1,022,450
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	411,978

TOTAL ENERGY				11,097,273

FINANCIALS - 23.4%
Capital Markets - 2.7%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	2,079,298
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	367,721
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,877,804	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,400,000	1,429,033	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,425,120
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,191,739
Lehman Brothers Holdings Capital Trust VII	5.857%	5/23/13	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(c)(d)(e)(g)
Macquarie Bank Ltd., Senior Notes	4.100%	12/17/13	1,000,000	1,027,301	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	1,850,000	1,856,519
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,385
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,157,000	1,221,960
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	293,727

Total Capital Markets				15,023,607

Commercial Banks - 12.2%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,702,624
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	316,379	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,418,223
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,318,575	(a)
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,350,458	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,191,339	(a)
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	369,561
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,400,000	1,408,854
BNP Paribas SA, Senior Notes	1.205%	1/10/14	790,000	793,683	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,791,392	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	1,110,000	1,121,501	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	3,910,000	4,054,365	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,120,053
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	1,100,000	1,118,895	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,780,000	1,907,398
Credit Agricole Home Loan SFH, Secured Bonds	1.052%	7/21/14	800,000	802,119	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,412,916	(a)
Danske Bank A/S, Senior Notes	1.355%	4/14/14	1,300,000	1,307,418	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,635,622	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	2,600,000	2,608,887	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,460,000	2,498,688	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,193,116	(a)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,994,884	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,211,477
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,929,233	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	760,000	796,196	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	2,940,000	2,984,991	(a)
Royal Bank of Canada, Senior Notes	0.800%	10/30/15	3,560,000	3,567,159
Royal Bank of Canada, Senior Notes	0.850%	3/8/16	2,100,000	2,101,273
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,190,072
Societe Generale, Senior Notes	1.355%	4/11/14	1,700,000	1,710,312	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,247,719	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	975,158	(a)
Swedbank AB, Secured Bonds	0.734%	3/28/14	300,000	301,141	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/23/13	$2,580,000	$2,592,255	(b)(f)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	2,023,592
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	580,399	(a)

Total Commercial Banks				67,647,927

Consumer Finance - 3.2%
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,881,089
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,093,334
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,305,415	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	547,346	(a)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,515,615
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	516,101
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,435
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	1,760,000	1,771,187
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	850,000	849,306
SLM Corp., Notes	0.601%	1/27/14	3,600,000	3,570,228	(b)
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	797,040
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	453,106
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,300,539

Total Consumer Finance				17,830,741

Diversified Financial Services - 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,210,186
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,120,000	2,272,691
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	7,152,536
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,398,373	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	275,888
NCUA Guaranteed Notes, Senior Notes	0.222%	6/12/13	1,570,000	1,569,969	(b)
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,299,405
SSIF Nevada LP, Senior Notes	1.005%	4/14/14	3,010,000	3,028,761	(a)(b)
Svensk Exportkredit AB	1.750%	10/20/15	220,000	226,323
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,260,030

Total Diversified Financial Services				22,694,162

Insurance - 1.0%
American International Group Inc., Senior Notes	3.750%	11/30/13	300,000	306,172	(a)
American International Group Inc., Senior Notes	3.650%	1/15/14	2,160,000	2,211,449
MetLife Inc., Senior Notes	2.375%	2/6/14	2,770,000	2,814,747

Total Insurance				5,332,368

Thrifts & Mortgage Finance - 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	800,000	856,110

TOTAL FINANCIALS				129,384,915

HEALTH CARE - 2.7%
Health Care Equipment & Supplies - 0.3%
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,582,528

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	279,788

Pharmaceuticals - 2.3%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,712,626	(a)
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	2,070,000	2,080,306
Johnson & Johnson, Senior Notes	1.200%	5/15/14	3,250,000	3,283,637
Takeda Pharmaceutical Co. Ltd., Senior Notes	1.031%	3/17/15	1,990,000	2,008,165	(a)
Teva Pharmaceutical Finance III BV, Senior Notes	0.782%	3/21/14	2,060,000	2,067,987	(b)
Zoetis Inc., Senior Notes	1.150%	2/1/16	630,000	632,117	(a)

Total Pharmaceuticals				12,784,838

TOTAL HEALTH CARE				14,647,154

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INDUSTRIALS - 1.3%
Aerospace & Defense - 0.4%
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	$1,040,000	$1,042,766
United Technologies Corp., Senior Notes	1.200%	6/1/15	1,010,000	1,024,717

Total Aerospace & Defense				2,067,483

Airlines - 0.3%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	859,159	932,187
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	199,214	220,132
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	821,976	889,789

Total Airlines				2,042,108

Electrical Equipment - 0.4%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,200,000	2,211,728	(a)

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,068,478

TOTAL INDUSTRIALS				7,389,797

INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,900,000	1,903,792

MATERIALS - 2.2%
Chemicals - 0.8%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	70,809
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,416,540
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	3,010,353

Total Chemicals				4,497,702

Metals & Mining - 1.4%
BHP Billiton Finance USA Ltd., Senior Notes	1.125%	11/21/14	2,670,000	2,700,561
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	720,000	729,198
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	150,802	(a)
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	412,663
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,160,000	1,211,954
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,142,091
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,180,321

Total Metals & Mining				7,527,590

TOTAL MATERIALS				12,025,292

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.8%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,776,272
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,260,033
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,371,684
Verizon Communications Inc., Senior Notes	0.700%	11/2/15	4,000,000	3,982,580
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	351,000	472,584

Total Diversified Telecommunication Services				9,863,153

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,571,181
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	315,470

Total Wireless Telecommunication Services				1,886,651

TOTAL TELECOMMUNICATION SERVICES				11,749,804

UTILITIES - 1.0%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	3,210,000	3,358,761

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - continued
Pacific Gas & Electric Co.	4.800%	3/1/14	$1,100,000	$1,142,682

Total Electric Utilities				4,501,443

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	13,625
DTE Energy Co., Senior Notes	0.987%	6/3/13	870,000	870,865	(b)
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	167,625

Total Multi-Utilities				1,052,115

TOTAL UTILITIES				5,553,558

TOTAL CORPORATE BONDS & NOTES (Cost - $223,262,000)				225,139,629

ASSET-BACKED SECURITIES - 22.9%
Academic Loan Funding Trust, 2012-1A A1	1.004%	12/27/22	1,593,592	1,612,046	(a)(b)
Access Group Inc., 2005-1 A2	0.394%	3/23/20	1,937,170	1,932,707	(b)
Access Group Inc., 2005-B A2	0.531%	7/25/22	1,375,882	1,355,121	(b)
Accredited Mortgage Loan Trust, 2005-3 A2D	0.570%	9/25/35	62,513	61,822	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,800,000	1,839,024	(a)
Ally Auto Receivables Trust, 2012-1 A2	0.710%	9/15/14	133,011	133,112
Ally Auto Receivables Trust, 2012-3 A2	0.700%	1/15/15	3,670,430	3,675,481
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	2,970,000	2,971,645
American Express Credit Account Master Trust, 2012-3 A	0.353%	3/15/18	4,720,000	4,725,796	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.759%	9/25/27	65,401	61,044	(b)
ARI Fleet Lease Trust, 2012-A A	0.753%	3/15/20	1,517,168	1,522,280	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.329%	5/25/32	184,237	179,477	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.029%	8/25/33	476,049	462,883	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.178%	12/15/33	137,591	130,014	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,966,997	(a)
Ballyrock Ltd., 2006-1A A	0.507%	8/28/19	1,988,523	1,963,706	(a)(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.834%	5/28/44	25,673	25,328	(b)
Bear Stearns Asset-Backed Securities Trust, 2003-2 A3	0.954%	3/25/43	99,068	97,202	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.724%	6/25/34	327,510	325,105	(b)
Black Diamond CLO Ltd., 2005-1A A1	0.550%	6/20/17	856,528	852,951	(a)(b)
Black Diamond CLO Ltd., 2005-1A A1A	0.530%	6/20/17	97,320	97,222	(a)(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.603%	9/15/17	1,870,000	1,876,627	(a)(b)
Canyon Capital CLO Ltd., 2004-1A A1A	0.684%	10/15/16	1,524,696	1,522,011	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	1,731,376	1,733,386
Castle Garden Funding, 2005-1A A2	0.547%	10/27/20	1,854,129	1,835,805	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	2,152,751	2,167,220
Chase Issuance Trust, 2012-A6 A	0.333%	8/15/17	6,780,000	6,785,132	(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	88,136	84,927	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.404%	2/25/37	213,677	128,901	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.483%	2/15/34	236,625	149,455	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.353%	11/15/36	167,383	143,529	(b)
Cumberland Clo Ltd., 2005-2A A	0.542%	11/10/19	510,120	507,450	(a)(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.802%	10/25/21	1,284,092	1,286,417	(a)(b)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	2,400,000	2,401,349
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	1,572,158	1,573,275
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	3,200,000	3,210,272
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	3,130,000	3,130,106

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.553%	9/15/16	$1,070,000	$1,072,404	(b)
Gannett Peak CLO Ltd., 2006-1A A1A	0.551%	10/27/20	1,938,182	1,909,860	(a)(b)
Gleneagles CLO Ltd., 2005-1A A1	0.574%	11/1/17	2,279,477	2,249,704	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.504%	5/25/36	292,787	288,449	(a)(b)
Halcyon Structured Asset Management Long Secured/Short Unsecured CLO Ltd., 2006-1A A	0.495%	10/12/18	1,152,838	1,147,829	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	273,966	(a)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,525,156	(a)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	1,450,000	1,451,860	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	211,360	211,856
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	2,202,532	2,204,795
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	2,400,000	2,408,554
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,403,361
LightPoint CLO Ltd., 2005-3A A1A	0.540%	9/15/17	1,396,207	1,379,876	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.464%	6/25/46	302,086	194,068	(a)(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	510,000	510,157
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	919,592
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.803%	9/20/22	1,172,644	1,178,507	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.553%	12/7/20	3,474,197	3,484,203	(b)
Nelnet Student Loan Trust, 2005-4 A2	0.394%	12/22/23	1,311,205	1,309,508	(b)
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	1,062,263	1,066,085
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	850,000	853,564
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	2,780,000	2,780,859
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	3,900,000	3,899,495
Nissan Master Owner Trust Receivables, 2012-A A	0.673%	5/15/17	2,140,000	2,150,235	(b)
Northstar Education Finance Inc., 2005-1 A1	0.401%	10/28/26	796,996	796,817	(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	224,196	231,608
Penarth Master Issuer, 2011-1A A1	0.853%	5/18/15	930,000	931,317	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.329%	8/25/33	198,666	170,042	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	17,836	17,814
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	320,927	334,009	(b)
Saxon Asset Securities Trust, 2003-3 M1	1.179%	12/25/33	65,165	61,523	(b)
SLM Student Loan Trust, 2003-04 A5A	1.030%	3/15/33	92,918	92,860	(a)(b)
SLM Student Loan Trust, 2003-11 A4	0.470%	6/15/20	228,463	228,571	(b)
SLM Student Loan Trust, 2003-11 A6	0.570%	12/15/25	1,400,000	1,388,811	(a)(b)
SLM Student Loan Trust, 2004-10 A4A	0.701%	7/27/20	80,636	80,694	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.681%	4/25/25	2,330,000	2,121,477	(b)
SLM Student Loan Trust, 2005-10 A4	0.411%	10/25/19	692,151	692,087	(b)
SLM Student Loan Trust, 2006-04 A4	0.381%	4/25/23	125,853	125,877	(b)
SLM Student Loan Trust, 2006-5 A5	0.411%	1/25/27	1,800,000	1,760,315	(b)
SLM Student Loan Trust, 2006-6 A2	0.381%	10/25/22	279,844	279,612	(b)
SLM Student Loan Trust, 2007-02 A2	0.301%	7/25/17	396,708	396,247	(b)
SLM Student Loan Trust, 2007-4 A3	0.361%	1/25/22	390,614	389,835	(b)
SLM Student Loan Trust, 2008-1 A2	0.651%	10/25/16	982,914	984,294	(b)
SLM Student Loan Trust, 2011-B A1	1.053%	12/16/24	140,571	141,469	(a)(b)
SLM Student Loan Trust, 2012-06 A1	0.364%	2/27/17	911,520	911,583	(b)
SLM Student Loan Trust, 2012-07 A1	0.364%	2/27/17	3,172,758	3,174,159	(b)
SLM Student Loan Trust, 2012-A A1	1.603%	8/15/25	1,985,280	2,016,446	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.303%	12/15/21	1,437,352	1,449,309	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.354%	2/27/17	2,209,282	2,209,670	(b)
SLM Student Loan Trust, 2013-A A1	0.803%	8/15/22	1,240,000	1,240,792	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.104%	11/25/34	535,129	505,170	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Stone Tower CLO Ltd., 2006-4X A1	0.574%	3/16/18	$1,915,594	$1,903,449	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	254,550	248,647	(a)
Structured Asset Securities Corp., 2004-SC1	8.387%	12/25/29	48,796	47,380	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.344%	5/25/47	800,000	683,310	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,850,000	2,860,545
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	632,341	671,073	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	33,435
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	440,000	439,748
Venture CDO Ltd., 2013-13A AX	1.619%	6/10/25	2,250,000	2,250,000	(a)(b)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	450,000	452,238

TOTAL ASSET-BACKED SECURITIES (Cost - $126,116,565)				126,723,001

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.4%
American Home Mortgage Investment Trust, 2005-4 1A1	0.494%	11/25/45	863,960	735,112	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.654%	9/25/35	247,946	154,818	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.200%	12/20/34	215,882	137,287	(b)
Banc of America Funding Corp., 2005-E 4A1	2.675%	3/20/35	294,451	291,461	(b)
Banc of America Funding Corp., 2006-D 1A1	0.373%	5/20/36	713,273	674,078	(b)
Banc of America Mortgage Securities, 2002-J B1	3.790%	9/25/32	156,558	82,562	(b)
Banc of America Mortgage Securities, 2003-C B1	2.960%	4/25/33	489,273	307,251	(b)
Banc of America Mortgage Securities, 2003-D	3.078%	5/25/33	43,803	43,660	(b)
Banc of America Mortgage Securities, 2004-E 1A1	2.998%	6/25/34	234,076	234,684	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.625%	9/25/34	372,580	356,439	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.364%	1/25/47	761,172	410,876	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.882%	1/25/35	189,799	186,918	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.806%	10/25/36	300,781	249,531	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.989%	2/25/37	250,802	250,916	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.504%	8/25/35	12,102	10,437	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.494%	10/25/35	38,522	32,579	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.404%	1/25/36	21,529	17,718	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.434%	7/25/36	97,863	81,686	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.604%	5/25/35	97,932	96,705	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.989%	3/25/37	1,120,972	805,059	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.028%	12/25/34	80,510	75,048	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.134%	12/25/34	77,842	74,774	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.503%	11/20/35	176,280	133,034	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.514%	11/25/35	523,887	388,969	(b)
Countrywide Alternative Loan Trust, 2005-59 1A2A	0.583%	11/20/35	1,370,234	287,685	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.484%	11/25/35	22,681	22,668	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.944%	5/19/33	127,256	127,665	(b)
Countrywide Home Loans, 2003-HYB3 6A1	3.116%	11/19/33	53,617	52,799	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.544%	6/25/35	142,150	98,354	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.604%	9/25/35	278,595	235,394	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.624%	7/25/36	100,615	87,543	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.485%	11/25/34	671,900	497,440	(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.915%	6/25/34	645,678	652,389	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.672%	10/25/34	67,371	67,005	(b)
DBRR Trust, 2012-EZ1 A	0.946%	9/25/45	3,629,260	3,639,022	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Del Coronado Trust, 2013-HDC A	1.003%	3/15/26	$2,400,000	$2,400,000	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.453%	3/19/45	314,636	268,211	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.754%	2/25/48	360,710	361,646	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.904%	12/29/45	1,979,798	2,007,999	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	348,678
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.553%	11/15/40	2,482,097	2,492,898	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	225,719	257,318	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	948,624	933,855	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.300%	8/16/26	415,519	96,445	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.883%	2/20/60	366,948	372,010	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.753%	3/20/60	2,184,075	2,203,073	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.203%	5/20/60	1,838,937	1,894,376	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.532%	10/20/60	4,126,711	4,127,972	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.552%	8/20/58	4,883,587	4,888,371	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.652%	11/20/60	4,337,701	4,364,903	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.702%	12/20/60	181,068	182,602	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.652%	2/20/61	186,123	187,289	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.702%	2/20/61	1,374,361	1,385,670	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.672%	8/20/61	1,708,052	1,720,464	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.702%	7/20/62	15,663,314	15,822,101	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.722%	10/20/62	791,339	799,911	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD	0.542%	12/20/62	10,918,349	10,927,810	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.486%	6/25/34	1,498,753	1,361,494	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.554%	9/25/35	1,665,333	1,439,586	(a)(b)
Harborview Mortgage Loan Trust, 2004-08 3A2	0.603%	11/19/34	203,796	146,438	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.944%	12/25/34	513,794	480,998	(b)
IMPAC CMB Trust, 2004-5 1A1	0.924%	10/25/34	359,540	344,973	(b)
IMPAC CMB Trust, 2007-A A	0.454%	5/25/37	136,661	132,294	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.924%	1/25/35	340,166	251,284	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7, IO	6.300%	9/25/36	988,579	548,181	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.726%	2/25/34	139,633	140,553	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.900%	11/25/33	246,547	253,412	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.424%	12/25/36	412,395	78,654	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	223,651	224,214
MASTR ARM Trust, 2003-6 1A2	2.825%	12/25/33	180,135	180,797	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	51,229	53,455	(a)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.269%	3/25/33	599,435	513,846	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	3.051%	9/25/33	$81,321	$81,655	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.213%	1/25/29	11,253	11,417	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.636%	2/25/34	114,269	115,299	(b)
Merrill Lynch Mortgage Trust, 2003-KEY1 A4	5.236%	11/12/35	1,538,507	1,561,774	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	168,593	172,865	(a)
Mortgage IT Trust, 2005-2 1A1	0.464%	5/25/35	171,116	162,151	(b)
Mortgage IT Trust, 2005-3 A1	0.504%	8/25/35	329,855	317,089	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.653%	1/8/20	1,236,249	1,239,920	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	1,129,671	1,139,350	(b)
Prime Mortgage Trust, 2005-2 2A1	7.004%	10/25/32	412,301	444,019	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	5,617	5,691
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	30,298	33,334
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	26,733	26,494
Sequoia Mortgage Trust, 2003-2 A2	1.246%	6/20/33	196,383	196,881	(b)
Sequoia Mortgage Trust, 2004-6 A1	2.096%	7/20/34	74,294	73,364	(b)
Structured ARM Loan Trust, 2004-04 3A1	2.718%	4/25/34	343,439	339,787	(b)
Structured ARM Loan Trust, 2004-07 A1	0.609%	6/25/34	329,021	295,297	(b)
Structured ARM Loan Trust, 2004-09XS A	0.574%	7/25/34	279,343	261,848	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.569%	3/25/35	613,800	510,628	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.599%	6/25/35	234,899	215,376	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.579%	7/25/35	591,506	509,393	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.434%	2/25/36	438,295	300,761	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	964,262	948,252
Structured Asset Securities Corp., 2002-08A 7A1	2.063%	5/25/32	113,066	110,168	(b)
Structured Asset Securities Corp., 2002-11A B2II, IO	2.868%	6/25/32	113,109	41,113	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.664%	8/25/32	277,234	78,966	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.768%	6/25/33	264,454	266,725	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.648%	3/25/34	1,025,923	1,043,750	(b)
Structured Asset Securities Corp., 2004-5 1A	2.936%	5/25/34	88,589	85,132	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.604%	9/25/33	682,568	624,779	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	433,446	432,901
Structured Asset Securities Corp., 2005-RF3 2A	3.482%	6/25/35	919,941	822,795	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.947%	8/20/35	72,808	64,095	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.457%	8/25/33	298,497	308,239	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	301,334	264,529	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.442%	1/25/35	541,890	545,636	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.614%	12/25/45	304,113	267,278	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.987%	7/25/47	3,346,721	2,860,983	(b)
Washington Mutual Inc., 2005-AR4 A5	2.486%	4/25/35	200,000	189,663	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.494%	7/25/45	426,250	399,618	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.506%	10/25/33	873,566	900,621	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.524%	7/25/45	459,715	443,534	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.524%	8/25/45	409,963	386,073	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.147%	6/25/46	$282,754	$141,835	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.452%	6/25/33	332,694	341,405	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.624%	12/25/34	597,705	598,958	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2, IO	2.772%	7/25/34	299,384	170,992	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $98,725,002)				96,145,780

MORTGAGE-BACKED SECURITIES - 3.4%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	15,385	15,704
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	187	190
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	122,671	144,461
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	482,192	570,651

Total FHLMC				731,006

FNMA - 2.1%
Federal National Mortgage Association (FNMA)	6.500%	7/1/13-4/1/31	15,318	16,542
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	1,359	1,386
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	13,112	13,224
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	194,542	210,474
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	16,651	17,038
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-1/1/33	1,237,832	1,473,783
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	62	69
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	28,177	28,374	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	231,251	241,451	(b)
Federal National Mortgage Association (FNMA)	1.980%	1/1/33	269,257	281,509	(b)
Federal National Mortgage Association (FNMA)	2.276%	5/1/34	930,863	984,287	(b)
Federal National Mortgage Association (FNMA)	2.546%	12/1/34	42,914	45,659	(b)
Federal National Mortgage Association (FNMA)	2.607%	12/1/34	27,744	29,532	(b)
Federal National Mortgage Association (FNMA)	2.072%	1/1/35	109,479	116,516	(b)
Federal National Mortgage Association (FNMA)	2.110%	3/1/35	212,962	225,478	(b)
Federal National Mortgage Association (FNMA)	2.425%	5/1/35	588,187	622,082	(b)
Federal National Mortgage Association (FNMA)	3.519%	12/1/39	6,660,136	7,085,749	(b)

Total FNMA				11,393,153

GNMA - 1.2%
Government National Mortgage Association (GNMA)	6.000%	5/15/14-11/15/28	26,330	29,418
Government National Mortgage Association (GNMA)	9.000%	9/15/22	339	342
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,600,203	1,905,588
Government National Mortgage Association (GNMA)	7.000%	3/15/36	260,562	322,796
Government National Mortgage Association (GNMA)	2.297%	8/20/60	1,555,442	1,681,122	(b)
Government National Mortgage Association (GNMA) II	1.600%	1/20/60	1,998,364	2,065,898	(b)
Government National Mortgage Association (GNMA) II	1.392%	7/20/60	187,544	192,994	(b)
Government National Mortgage Association (GNMA) II	1.434%	7/20/60	387,085	396,587	(b)

Total GNMA				6,594,745

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $17,935,354)				18,718,904

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SOVEREIGN BONDS - 1.6%
Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	$3,600,000	$3,757,543

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	2,700,000	2,833,842	(a)

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,197,650	(a)

TOTAL SOVEREIGN BONDS (Cost - $8,431,852)				8,789,035

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.5%
U.S. Government Agencies - 6.3%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	2,920,000	3,009,157
Federal Home Loan Bank (FHLB), Bonds	0.500%	11/20/15	10,000,000	10,037,610
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.000%	7/28/17	6,500,000	6,567,665
Federal National Mortgage Association (FNMA), Bonds	2.215%	4/1/33	582,132	616,864	(b)
Federal National Mortgage Association (FNMA), Notes	0.500%	5/27/15	5,000,000	5,019,250
Federal National Mortgage Association (FNMA), Notes	0.500%	7/2/15	4,000,000	4,014,668
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	484,576
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	420,000	421,550
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	5,000,000	5,012,295

Total U.S. Government Agencies				35,183,635

U.S. Government Obligations - 5.2%
U.S. Treasury Notes	0.500%	10/15/14	4,000,000	4,017,500
U.S. Treasury Notes	0.250%	1/15/15	7,160,000	7,162,520
U.S. Treasury Notes	0.375%	3/15/15	240,000	240,609
U.S. Treasury Notes	0.375%	4/15/15	490,000	491,149
U.S. Treasury Notes	0.375%	11/15/15	160,000	160,275
U.S. Treasury Notes	1.000%	8/31/16	9,180,000	9,352,841
U.S. Treasury Notes	1.000%	9/30/16	6,080,000	6,194,474
U.S. Treasury Notes	0.500%	7/31/17	800,000	795,563
U.S. Treasury Notes	1.250%	10/31/19	90,000	90,675
U.S. Treasury Notes	1.625%	11/15/22	60,000	58,945

Total U.S. Government Obligations				28,564,551

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $63,285,515)				63,748,186

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.0%
U.S. Treasury Notes, Inflation Indexed (Cost - $11,287,795)	1.250%	4/15/14	10,880,100	11,245,606

TOTAL INVESTMENTS - 99.5% (Cost - $549,044,083#)				550,510,141
Other Assets in Excess of Liabilities - 0.5%				3,011,570

TOTAL NET ASSETS - 100.0%				$553,521,711

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of March 31, 2013.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2013

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :

ARM	— Adjustable Rate Mortgage
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class
GSAMP	— Goldman Sachs Alternative Mortgage Products
MASTR	— Mortgage Asset Securitization Transactions Inc.

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE RATE	NOTIONAL PAR[1]	VALUE
Interest Rate Swaption with Barclays Capital Inc., Put	8/26/14	2.50%	$19,108,000	$3,478

(Premiums received - $79,776)

1	In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$225,139,629	$0	*	$225,139,629
Asset-backed securities	—	126,723,001	—		126,723,001
Collateralized mortgage obligations	—	96,145,780	—		96,145,780
Mortgage-backed securities	—	18,718,904	—		18,718,904
Sovereign bonds	—	8,789,035	—		8,789,035
U.S. government & agency obligations	—	63,748,186	—		63,748,186
U.S. Treasury inflation protected securities	—	11,245,606	—		11,245,606

Total long-term investments	—	$550,510,141	$0	*	$550,510,141

Other financial instruments:
Futures contracts	$622	—	—		$622

Total	$622	$550,510,141	$0	*	$550,510,763

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$3,478	—		$3,478
Futures contracts	$289,467	—	—		289,467
Credit default swaps on corporate issues – buy protection‡	—	2,876	—		2,876

Total	$289,467	$6,354	—		$295,821

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian,

Notes to Schedule of Investments (unaudited) (continued)

acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve

Notes to Schedule of Investments (unaudited) (continued)

risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $6,354. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,134,094
Gross unrealized depreciation	(9,668,036)

Net unrealized appreciation	$1,466,058

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	1	6/13	$131,362	$131,984	$622
U.S. Treasury 2-Year Notes	796	6/13	175,495,712	175,480,688	(15,024)

					(14,402)

Contracts to Sell:
90-Day Eurodollar	38	9/13	9,370,202	9,464,850	(94,648)
U.S. Treasury 5-Year Notes	408	6/13	50,434,518	50,614,313	(179,795)

					(274,443)

Net unrealized loss on open futures contracts					$(288,845)

.

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of December 31, 2012	19,108,000	$79,776
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2013	19,108,000	$79,776

At March 31, 2013, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2013(3)	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	1.31%	5.000% quarterly	$(2,876)	$154	$(3,030)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

		Futures Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$(3,478)	$622	$(289,467)	—	$(292,323)

Credit Risk	—	—	—	$(2,876)	(2,876)

Total	$(3,478)	$622	$(289,467)	$(2,876)	$(295,199)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$4,818
Futures contracts (to buy)	175,612,586
Futures contracts (to sell)	67,181,263

Average Notional Balance
Credit default swap contracts (to buy protection)	$62,500

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: May 24, 2013